UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-09651 and 811-09735

Name of Fund:   BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2013

Date of reporting period: 02/28/2013

Item 1 –	Report to Stockholders

FEBRUARY 28, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BLACKROCK®

BlackRock Focus Growth Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Dear Shareholder

Despite a number of headwinds, risk assets generated strong returns during the 6- and 12-month periods as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, the European debt crisis returned to the headlines as unresolved policy decisions left it unclear as to how troubled peripheral countries would finance their sovereign debt, causing yields to soar. In the second quarter of 2012, political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the announcement of the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s debt-laden countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policies, risk assets weakened in the fall. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lack-luster corporate earnings reports and market volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continued to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaled modest but broad-based improvements in the world’s major economies, particularly in China. Global equities soared through January while rising US Treasury yields pressured high-quality fixed income assets. However, bond markets strengthened in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term curtailment of monetary easing policies. Outside the United States, equities largely declined as political uncertainty escalated after the Italian presidential election ended in a stalemate.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended February 28, 2013. International, US small cap and emerging market equities were the leading asset classes for the 6-month period, while US stocks and high yield bonds generated the strongest returns for the 12-month period. US Treasury yields remained relatively low overall, but have inched higher in recent months, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, continued to benefit from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Investors continue to face many of the same risks as in years past. But we see a world of possibilities. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. Investors everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, risk assets generated strong returns during the 6- and 12-month periods as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2013

	6-month	12-month
US large cap equities	8.95%	13.46%
(S&P 500® Index)
US small cap equities	13.02	14.02
(Russell 2000® Index)
International equities	14.41	9.84
(MSCI Europe, Australasia,
Far East Index)
Emerging market	12.06	0.28
equities (MSCI Emerging
Markets Index)
3-month Treasury bill	0.05	0.11
(BofA Merrill Lynch
3-Month US Treasury
Bill Index)
US Treasury securities	(1.51)	3.66
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	0.15	3.12
bonds (Barclays US
Aggregate Bond Index)
Tax-exempt municipal	2.40	5.71
bonds (S&P Municipal
Bond Index)
US high yield bonds	6.67	11.79
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2013	BlackRock Focus Growth Fund, Inc.

Investment Objective

BlackRock Focus Growth Fund, Inc.’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

  How did the Fund perform?

•	For the six-month period ended February 28, 2013, through its investment in Master Focus Growth LLC (the “Master LLC”), the Fund underperformed its benchmark, the Russell 1000® Growth Index.

  What factors influenced performance?

•	Relative to the benchmark index, negative performance in the information technology (“IT”) and health care sectors overshadowed positive results in financials and industrials.

•	The Master LLC’s positioning within the IT sector was the largest detractor from performance, with the IT services industry accounting for the majority of the underperformance. Data analytics firm Teradata Corp. was a notable detractor. Despite reporting strong results for the fourth quarter and full year of 2012, shares of the company fell nearly 24% on a cautious growth forecast for the first half of 2013. Also hindering relative performance was the absence of global payment providers Visa, Inc. (during the entire period) and MasterCard, Inc. (during most of the period) from the Master LLC’s holdings as both stocks generated strong returns. (At the start of 2013, the Master LLC began building a position in MasterCard, Inc. on expectations that the company will experience a multi-year benefit from the still low penetration of electronic payments in markets outside the United States, from which MasterCard, Inc. currently derives about 60% of its revenue.) The software industry was another source of weakness within IT. A position in software maker VMware, Inc. hurt results as the company’s shares plunged on downbeat revenue forecasts for the first quarter and full year of 2013.

•	In health care, the Master LLC’s large investment in pharmacy benefit manager Express Scripts Holding Co., was the primary driver of weakness. Shares of the company declined in early November after management issued weaker-than-expected guidance for 2013. The Master LLC subsequently sold its position.
•	Contributing positively to performance was stock selection in the financials sector, where shares of capital markets firm The Goldman Sachs Group, Inc. soared more than 40% during the period in a significantly improved capital market environment.

•	Also having a positive impact was the Master LLC’s overweight to industrials, which was the top-performing sector in the benchmark index during the six-month period. Stock selection within the sector also boosted relative performance. In particular, an overweight position in equipment maker Terex Corp. was beneficial as the company’s shares rose nearly 50% following several quarters of positive earnings surprises. Industrial conglomerate Danaher Corp. was another strong contributor as a result of the company’s solid operating performance.

  Describe recent portfolio activity.

•	During the six-month period, the Master LLC significantly increased exposure to the consumer discretionary sector. Notable additions in media (Viacom, Inc., Liberty Global, Inc. and Sirius XM Radio, Inc.), internet & catalog retail (Expedia, Inc.) and textiles, apparel & luxury goods (Ralph Lauren Corp.) helped move the Master LLC to a substantial overweight by period end. The Master LLC added to its financials and telecommunication services holdings as well. These increases were offset by reduced allocations to the IT sector, as well as to health care and consumer staples.

  Describe portfolio positioning at period end.

•

At period end, the Master LLC’s largest sector overweight relative to the Russell 1000® Growth Index was consumer discretionary (primarily media companies), while the most notable underweight was in consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in the common stock of not less than 25 to approximately 35 companies that Master LLC management believes have strong earnings and revenue growth and capital appreciation potential.

[3]	The unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than- average growth orientation.

Performance Summary for the Period Ended February 28, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.51%	7.12%	N/A	5.53%	N/A	10.15%	N/A
Investor A	4.36	6.30	0.72%	5.08	3.96%	9.72	9.13%
Investor B	4.00	5.69	1.19	4.37	4.03	9.08	9.08
Investor C	4.03	6.17	5.17	4.31	4.31	8.86	8.86
Russell 1000® Growth Index	6.23	9.60	N/A	6.38	N/A	8.42	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period[5]	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,045.10	$ 6.39	$1,000.00	$1,018.55	$ 6.31	1.26%
Investor A	$1,000.00	$1,043.60	$ 8.31	$1,000.00	$1,016.66	$ 8.20	1.64%
Investor B	$1,000.00	$1,040.00	$12.85	$1,000.00	$1,012.20	$12.67	2.54%
Investor C	$1,000.00	$1,040.30	$12.04	$1,000.00	$1,012.99	$11.88	2.38%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. On February 12, 2013, the Board of Directors of the Fund approved the conversion of all issued and outstanding Investor B shares into Investor A shares which will be effective on or about the close of business on June 10, 2013. These shares are only available through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 2 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses
Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on September 1, 2012 and held through February 28, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Statement of Assets and Liabilities	BlackRock Focus Growth Fund, Inc.

February 28, 2013 (Unaudited)

Assets
Investments at value – Master LLC (cost – $65,709,906)	$74,593,419
Withdrawals receivable from the Master LLC	104,455
Capital shares sold receivable	130,452
Prepaid expenses	36,503

Total assets	74,864,829

Liabilities

Capital shares redeemed payable	234,906
Service and distribution fees payable	25,249
Administration fees payable	14,457
Transfer agent fees payable	73,631
Other affiliates payable	2,036
Officer’s fees payable	33
Other accrued expenses payable	43,011

Total liabilities	393,323

Net Assets	$74,471,506

Net Assets Consist of

Paid-in capital	$60,700,945
Accumulated net investment loss	(598,275)
Accumulated net realized gain allocated from the Master LLC	5,485,323
Net unrealized appreciation/depreciation allocated from the Master LLC	8,883,513

Net Assets	$74,471,506

Net Asset Value

Institutional – Based on net assets of $15,190,393 and 5,046,579 shares outstanding, 100 million shares authorized, $0.10 par value	$3.01

Investor A – Based on net assets of $34,828,151 and 12,116,540 shares outstanding, 100 million shares authorized, $0.10 par value	$2.87

Investor B – Based on net assets of $473,072 and 181,972 shares outstanding, 300 million shares authorized, $0.10 par value	$2.60

Investor C – Based on net assets of $23,979,890 and 9,307,808 shares outstanding, 300 million shares authorized, $0.10 par value	$2.58

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	7

Statement of Operations	BlackRock Focus Growth Fund, Inc.

Six Months Ended February 28, 2013 (Unaudited)

Investment Income

Net investment income allocated from the Master LLC:
Dividends – unaffiliated	$604,800
Dividends – affiliated	510
Expenses	(284,448)
Fees waived	75,751

Total income	396,613

Fund Expenses

Administration	94,165
Service – Investor A	44,039
Service and distribution – Investor B	2,973
Service and distribution – Investor C	121,730
Transfer agent – Institutional	16,743
Transfer agent – Investor A	61,118
Transfer agent – Investor B	1,478
Transfer agent – Investor C	41,392
Registration	30,333
Professional	29,322
Officer	32
Miscellaneous	28,241

Total expenses	471,566

Net investment loss	(74,953)

Realized and Unrealized Gain (Loss) Allocated from the Master LLC

Net realized gain from investments	7,256,641
Net change in unrealized appreciation/depreciation on investments	(3,903,778)

Total realized and unrealized gain	3,352,863

Net Increase in Net Assets Resulting from Operations	$3,277,910

See Notes to Financial Statements.

8	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Statements of Changes in Net Assets	BlackRock Focus Growth Fund, Inc.

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012

Operations

Net investment loss	$(74,953)	$(764,994)
Net realized gain (loss)	7,256,641	(1,686,100)
Net change in unrealized appreciation/depreciation	(3,903,778)	9,764,245

Net increase in net assets resulting from operations	3,277,910	7,313,151

Distributions to Shareholders From

Net realized gain:
Institutional	—	(132,666)[1]
Investor A	—	(198,144)[1]
Investor B	—	(7,138)[1]
Investor C	—	(137,534)[1]

Decrease in net assets resulting from distributions to shareholders	—	(475,482)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(7,499,734)	(36,541,126)

Net Assets

Total decrease in net assets	(4,221,824)	(29,703,457)
Beginning of period	78,693,330	108,396,787

End of period	$74,471,506	$78,693,330

Accumulated net investment loss	$(598,275)	$(523,322)

[1]	Distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	9

Financial Highlights	BlackRock Focus Growth Fund, Inc.

	Institutional
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,							Period December 1, 2007 to August 31, 2008		Year Ended November 30, 2007
			2012		2011		2010		2009

Per Share Operating Performance

Net asset value, beginning of period	$2.88		$2.65		$2.13		$1.96		$2.34	$2.52		$2.01
Net investment income (loss)[1]	0.01		(0.01)		(0.00)[2]		0.01		(0.01)	(0.02)		(0.02)
Net realized and unrealized gain (loss)	0.12		0.25		0.52		0.16		(0.37)	(0.16)		0.53
Net increase (decrease) from investment operations	0.13		0.24		0.52		0.17		(0.38)	(0.18)		0.51
Distributions from net realized gain	–		(0.01)[3]		–		–		–	–		–
Net asset value, end of period	$3.01		$2.88		$2.65		$2.13		$1.96	$2.34		$2.52

Total Investment Return[4]

Based on net asset value	4.51%	[5]	9.16%	[6]	24.41%	[7]	8.67%	[8]	(16.24)% [9]	(7.14)%	[5]	25.37%

Ratios to Average Net Assets[10]

Total expenses	1.26%	[11,12]	1.22%	[11]	0.96%	[11]	1.45%		1.78%	1.53%	[12]	1.40%
Total expenses after fees waived	1.26%	[11,12]	1.22%	[11]	0.96%	[11]	1.45%		1.78%	1.47%	[12]	1.40%
Net investment income (loss)	0.35%	[11,12]	(0.28)%	[11]	(0.02)%	[11,13]	0.39%	[13]	(0.82)%	(0.86)%	[12]	(0.98)%

Supplemental Data

Net assets, end of period (000)	$15,190		$15,780		$32,783		$6,739		$9,673	$13,073		$15,357
Portfolio turnover of the Master LLC	73%		78%		97%		86%		185%	105%		145%

[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]

Includes proceeds received from settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 8.02%.

[7]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 23.00%.

[8]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 6.12%.

[9]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.21)%.

[10]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[11]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.
[12]	Annualized.
[13]

Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income (loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (0.14)% for the year ended August 31, 2011 and (0.47)% for the year ended August 31, 2010.

See Notes to Financial Statements.

10	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Financial Highlights (continued)	BlackRock Focus Growth Fund, Inc.

	Investor A
	Six Months		Year Ended August 31,								Period
	Ended February 28, 2013 (Unaudited)		2012		2011		2010		2009		December 1, 2007 to August 31, 2008		Year Ended November 30, 2007

Per Share Operating Performance
Net asset value, beginning of period	$2.75		$2.54		$2.06		$1.90		$2.28		$2.47		$1.98
Net investment loss[1]	(0.00)	[2]	(0.02)		(0.01)		(0.00)[2]		(0.01)		(0.03)		(0.03)
Net realized and unrealized gain (loss)	0.12		0.24		0.49		0.16		(0.37)		(0.16)		0.52
Net increase (decrease) from investment operations	0.12		0.22		0.48		0.16		(0.38)		(0.19)		0.49
Distributions from net realized gain	–		(0.01)	[3]	–		–		–		–		–
Net asset value, end of period	$2.87		$2.75		$2.54		$2.06		$1.90		$2.28		$2.47

Total Investment Return[4]
Based on net asset value	4.36%	[5]	8.76%	[6]	23.30%	[7]	8.42%	[8]	(16.67)%	[9]	(7.69)%	[5]	24.75%

Ratios to Average Net Assets[10]
Total expenses	1.64%	[11,12]	1.65%	[11]	1.45%	[11]	1.94%		2.49%		2.09%	[12]	1.84%
Total expenses after fees waived and/or reimbursed	1.64%	[11,12]	1.65%	[11]	1.45%	[11]	1.94%		2.22%		2.03%	[12]	1.84%
Net investment loss	(0.03)%	[11,12]	(0.71)%	[11]	(0.54)%	[11,13]	(0.18)%	[13]	(1.26)%		(1.42)%	[12]	(1.41)%

Supplemental Data
Net assets, end of period (000)	$34,828		$36,614		$45,871		$27,003		$23,042		$23,111		$9,291
Portfolio turnover of the Master LLC	73%		78%		97%		86%		185%		105%		145%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 7.58%.

[7]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 21.36%.

[8]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 5.79%.

[9]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.51)%.

[10]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment loss
[11]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.
[12]	Annualized.
[13]

Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income (loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (0.63)% for the year ended August 31, 2011 and (1.00)% for the year ended August 31, 2010.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	11

Financial Highlights (continued)	BlackRock Focus Growth Fund, Inc.

	Investor B
	Six Months		Year Ended August 31,							Period
	Ended February 28, 2013 (Unaudited)		2012		2011		2010		2009	December 1, 2007 to August 31, 2008		Year Ended November 30, 2007

Per Share Operating Performance
Net asset value, beginning of period	$2.50		$2.33		$1.89		$1.76		$2.12	$2.31		$1.87
Net investment loss[1]	(0.01)		(0.03)		(0.03)		(0.01)		(0.02)	(0.04)		(0.05)
Net realized and unrealized gain (loss)	0.11		0.21		0.47		0.14		(0.34)	(0.15)		0.49
Net increase (decrease) from investment operations	0.10		0.18		0.44		0.13		(0.36)	(0.19)		0.44
Distributions from net realized gain	–		(0.01)	[2]	–		–		–	–		–
Net asset value, end of period	$2.60		$2.50		$2.33		$1.89		$1.76	$2.12		$2.31

Total Investment Return[3]
Based on net asset value	4.00%	[4]	7.84%	[5]	23.28%	[6]	7.39%	[7]	(16.98)% [8]	(8.23)%	[4]	23.53%

Ratios to Average Net Assets[9]
Total expenses	2.54%	[10,11]	2.37%	[10]	2.06%	[12]	2.42%		3.07%	2.97%	[11]	2.71%
Total expenses after fees waived and/or reimbursed	2.54%	[10,11]	2.35%	[10]	2.06%	[12]	2.40%		2.79%	2.91%	[11]	2.71%
Net investment loss	(0.85)%	[10,11]	(1.40)%	[10]	(1.16)%	[12,13]	(0.59)%	[13]	(1.85)%	(2.32)%	[11]	(2.29)%

Supplemental Data
Net assets, end of period (000)	$473		$745		$1,612		$1,943		$3,307	$10,367		$29,326
Portfolio turnover of the Master LLC	73%		78%		97%		86%		185%	105%		145%
[1]	Based on average shares outstanding.
[2]	Distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 6.97%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 19.58%.

[7]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 5.11%.

[8]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.77)%.

[9]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[10]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.
[11]	Annualized.
[12]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.21%.
[13]

Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income (loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (1.26)% for the year ended August 31, 2011 and (1.44)% for the year ended August 31, 2010.

See Notes to Financial Statements.

12	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Financial Highlights (concluded)	BlackRock Focus Growth Fund, Inc.

	Investor C
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,							Period December 1, 2007 to August 31, 2008		Year Ended November 30, 2007
			2012		2011		2010		2009

Per Share Operating Performance

Net asset value, beginning of period	$2.48		$2.31		$1.88		$1.75		$2.12	$2.31		$1.86
Net investment loss[1]	(0.01)		(0.03)		(0.03)		(0.02)		(0.02)	(0.04)		(0.05)
Net realized and unrealized gain (loss)	0.11		0.21		0.46		0.15		(0.35)	(0.15)		0.50
Net increase (decrease) from investment operations	0.10		0.18		0.43		0.13		(0.37)	(0.19)		0.45
Distributions from net realized gain	–		(0.01)[2]		–		–		–	–		–
Net asset value, end of period	$2.58		$2.48		$2.31		$1.88		$1.75	$2.12		$2.31

Total Investment Return[3]

Based on net asset value	4.03%	[4]	7.90%	[5]	22.87%	[6]	7.43%	[7]	(17.45)% [8]	(8.23)%	[4]	24.19%

Ratios to Average Net Assets[9]

Total expenses	2.38%	[10,11]	2.40%	[10]	2.23%	[10]	2.78%		3.27%	2.93%	[11]	2.75%
Total expenses after fees waived and/or reimbursed	2.38%	[10,11]	2.40%	[10]	2.23%	[10]	2.78%		2.98%	2.87%	[11]	2.75%
Net investment loss	(0.78)%	[10,11]	(1.47)%	[10]	(1.33)%	[10,12]	(1.02)%	[12]	(2.02)%	(2.27)%	[11]	(2.32)%

Supplemental Data

Net assets, end of period (000)	$23,980		$25,554		$28,132		$15,758		$13,681	$18,534		$20,998
Portfolio turnover of the Portfolio	73%		78%		97%		86%		185%	105%		145%

[1]	Based on average shares outstanding.
[2]	Distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 6.60%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 20.74%.

[7]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 4.57%.

[8]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.77)%.

[9]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[10]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.
[11]	Annualized.
[12]

Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income (loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (1.42)% for the year ended August 31, 2011 and (1.84)% for the year ended August 31, 2010.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	13

Notes to Financial Statements (Unaudited)	BlackRock Focus Growth Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Focus Growth Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master Focus Growth LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at February 28, 2013 was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. On February 12, 2013, the Board of Directors of the Fund approved the conversion of all issued and outstanding Investor B shares into Investor A shares which will be effective on or about the close of business on June 10, 2013. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 1 of the

Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended August 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock Inc.(“BlackRock”).

The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly

14	BLACKROCK FOCUS GROWTH FUND INC.	FEBRUARY 28, 2013

Notes to Financial Statements (continued)	BlackRock Focus Growth Fund, Inc.

fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee. The Administrator contractually agreed to waive the administration fees of the Fund and/or the investment advisory fees of the Master LLC, as necessary, to reduce the sum of the administration fee (as a percentage of the average daily net assets of the Fund) and the investment advisory fee (as a percentage of the daily net assets of the Master LLC) by 0.20%. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2014 unless approved by the Board of Directors of the Fund (the “Board”), including a majority of the Independent Directors.

The Administrator contractually agreed to waive or reimburse fees or expenses of the Fund and/or the Master LLC to the extent necessary in order to limit the expenses of the Fund (after accounting for the waiver described above and excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) as a percentage of daily net assets as follows: 2.00% for Institutional Shares, 2.25% for Investor A Shares and 3.00% for Investor B and Investor C Shares. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2014 unless approved by the Board, including a majority of the Independent Directors.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee

Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended February 28, 2013, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	$132
Investor A	$925
Investor B	$47
Investor C	$612

For the six months ended February 28, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares which totaled $2,490.

For the six months ended February 28, 2013, affiliates received CDSCs as follows:

Investor A	$94
Investor B	$1,125
Investor C	$2,002

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

3. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended February 28, 2013		Year Ended August 31, 2012

	Shares	Amount	Shares	Amount

Institutional

Shares sold	634,294	$1,854,607	924,310	$2,462,035
Shares issued in reinvestment of distributions	–	–	42,571	111,111
Shares redeemed	(1,071,660)	(3,155,119)	(7,857,105)	(21,563,325)

Net decrease	(437,366)	$(1,300,512)	(6,890,224)	$(18,990,179)

BLACKROCK FOCUS GROWTH FUND INC.	FEBRUARY 28, 2013	15

Notes to Financial Statements (concluded)	BlackRock Focus Growth Fund, Inc.

	Six Months Ended February 28, 2013		Year Ended August 31, 2012
	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	1,204,771	$3,379,821	2,610,319	$6,714,138
Shares issued in reinvestment of distributions	–	–	72,823	182,061
Shares redeemed	(2,390,666)	(6,730,663)	(7,406,764)	(19,092,715)
Net decrease	(1,185,895)	$(3,350,842)	(4,723,622)	$(12,196,516)

Investor B
Shares sold	18,683	$ 45,898	25,028	$ 60,233
Shares issued in reinvestment of distributions	–	–	2,351	5,361
Shares redeemed and automatic conversion of shares	(134,615)	(349,022)	(421,696)	(989,543)
Net decrease	(115,932)	$(303,124)	(394,317)	$(923,949)

Investor C
Shares sold	388,946	$983,032	1,828,818	$4,190,580
Shares issued in reinvestment of distributions	–	–	55,672	125,822
Shares redeemed	(1,404,209)	(3,528,288)	(3,756,464)	(8,746,884)
Net decrease	(1,015,263)	$(2,545,256)	(1,871,974)	$(4,430,482)
Total Net Decrease	(2,754,456)	$(7,499,734)	(13,880,137)	$(36,541,126)

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK FOCUS GROWTH FUND INC.	FEBRUARY 28, 2013

Portfolio Information	Master Focus Growth LLC

As of February 28, 2013

Ten Largest Holdings	Percent of Long-Term Investments
QUALCOMM, Inc.	6%
Danaher Corp.	6
Google, Inc., Class A	6
Amazon.com, Inc.	4
Allergan, Inc.	4
Eaton Corp. Plc	3
JPMorgan Chase & Co.	3
FMC Technologies, Inc.	3
Mastercard, Inc., Class A	3
Viacom, Inc., Class B	3

Sector Allocation	Percent of Long-Term Investments
Information Technology	29%
Consumer Discretionary	28
Industrials	13
Health Care	11
Financials	6
Consumer Staples	5
Energy	3
Materials	3
Telecommunication Services	2

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	17

Schedule of Investments February 28, 2013 (Unaudited)	Master Focus Growth LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Automobiles – 0.7%
Tesla Motors, Inc. (a)	14,642	$509,981
Biotechnology – 2.6%
Gilead Sciences, Inc. (a)	44,900	1,917,679
Chemicals – 2.5%
Monsanto Co.	18,340	1,852,890
Communications Equipment – 6.5%
QUALCOMM, Inc.	73,540	4,826,430
Diversified Financial Services – 4.2%
JPMorgan Chase & Co.	50,244	2,457,936
Moody’s Corp.	14,466	695,236

		3,153,172
Electrical Equipment – 3.4%
Eaton Corp. Plc	41,000	2,540,770
Energy Equipment & Services – 3.2%
FMC Technologies, Inc. (a)	46,144	2,395,335
Food Products – 2.2%
Mead Johnson Nutrition Co.	22,157	1,659,781
Health Care Equipment & Supplies – 1.7%
Abbott Laboratories	37,797	1,277,161
Hotels, Restaurants & Leisure – 2.0%
Las Vegas Sands Corp.	28,546	1,469,834
Industrial Conglomerates – 6.1%
Danaher Corp.	73,480	4,526,368
Insurance – 2.2%
American International Group, Inc. (a)	44,100	1,676,241
Internet & Catalog Retail – 8.7%
Amazon.com, Inc. (a)	11,410	3,015,321
Expedia, Inc.	29,828	1,904,219
Priceline.com, Inc. (a)	2,265	1,557,369

		6,476,909
Internet Software & Services – 11.9%
eBay, Inc. (a)	42,020	2,297,654
Facebook, Inc., Class A (a)	50,806	1,384,463
Google, Inc., Class A (a)	5,493	4,400,992
Linkedin Corp., Class A (a)	4,651	782,205

		8,865,314
IT Services – 5.4%
Mastercard, Inc., Class A	4,500	2,330,190
Teradata Corp. (a)	29,176	1,693,959

		4,024,149
Life Sciences Tools & Services – 1.9%
Agilent Technologies, Inc.	34,524	1,432,055

Common Stocks	Shares	Value
Machinery – 1.7%
Caterpillar, Inc.	13,609	$1,257,063
Media – 8.1%
Liberty Global, Inc., Class A (a)	28,600	1,970,254
Sirius XM Radio, Inc.	574,964	1,782,388
Viacom, Inc., Class B	39,712	2,321,563

		6,074,205
Personal Products – 2.7%
The Estee Lauder Cos, Inc., Class A	30,918	1,981,844
Pharmaceuticals – 4.9%
Allergan, Inc.	24,100	2,612,922
Zoetis, Inc. (a)	31,200	1,043,640

		3,656,562
Software – 5.0%
Citrix Systems, Inc. (a)	22,300	1,581,070
Salesforce.com, Inc. (a)	12,560	2,125,403

		3,706,473
Specialty Retail – 4.2%
CarMax, Inc. (a)	28,672	1,101,292
Lowe’s Cos., Inc.	52,800	2,014,320

		3,115,612
Textiles, Apparel & Luxury Goods – 4.0%
Ralph Lauren Corp.	11,200	1,942,864
Under Armour, Inc., Class A (a)	21,900	1,079,232

		3,022,096
Trading Companies & Distributors – 2.1%
United Rentals, Inc. (a)	29,592	1,580,509
Wireless Telecommunication Services – 2.0%
SBA Communications Corp., Class A (a)	21,415	1,523,035
Total Long-Term Investments (Cost – $65,637,955) – 99.9%		74,521,468

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	56,337	56,337
Total Short-Term Securities (Cost – $56,337) – 0.1%		56,337
Total Investments (Cost – $65,694,292*) – 100.0%		74,577,805
Other Assets Less Liabilities – 0.0%		15,614

Net Assets – 100.0%		$74,593,419

Notes to Schedule of Investments

*	As of February 28, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$65,797,503

Gross unrealized appreciation	$9,506,335
Gross unrealized depreciation	(726,033)

Net unrealized appreciation	$8,780,302

See Notes to Financial Statements.

18	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Schedule of Investments (concluded)	Master Focus Growth LLC

(a)	Non-income producing security.
(b)	Investments in issuers considered to be an affiliate of the Master LLC during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at February 28, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	966,566	(910,229)	56,337	$510

(c)	Represents the current yield as of report date.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master LLC has the ability to access

•

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$74,521,468	–	–	$74,521,468
Short-Term Securities	56,337	–	–	56,337
Total	$74,577,805	–	–	$74,577,805

[1]	See above Schedule of Investments for values in each industry.

Certain of the Master LLC’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, cash of $8 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended February 28, 2013.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	19

Statement of Assets and Liabilities	Master Focus Growth LLC

February 28, 2013 (Unaudited)
Assets
Investments at value – unaffiliated (cost – $65,637,955)	$74,521,468
Investments at value – affiliated (cost – $56,337)	56,337
Cash	8
Investments sold receivable	157,450
Dividends receivable	20,719
Prepaid expenses	650

Total assets	74,756,632

Liabilities
Withdrawals payable to investors	104,455
Investment advisory fees payable	24,382
Professional fees payable	18,903
Custodian fees payable	10,566
Directors’ fees payable	834
Other affiliates payable	430
Other accrued expenses payable	3,643

Total liabilities	163,213

Net Assets	$74,593,419

Net Assets Consist of
Investors’ capital	$65,709,906
Net unrealized appreciation/depreciation	8,883,513

Net Assets	$74,593,419

See Notes to Financial Statements.

20	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Statement of Operations	Master Focus Growth LLC

Six Months Ended February 28, 2013 (Unaudited)

Investment Income

Dividends – unaffiliated	$604,800
Dividends – affiliated	510

Total income	605,310

Expenses

Investment advisory	226,263
Accounting services	13,670
Custodian	10,588
Professional	19,639
Directors	10,898
Miscellaneous	3,390

Total expenses	284,448
Less fees waived by Manager	(75,751)

Total expenses after fees waived	208,697

Net investment income	396,613

Realized and Unrealized Gain (Loss)

Net realized gain from investments	7,256,641

Net change in unrealized appreciation/depreciation on investments	(3,903,778)

Total realized and unrealized gain	3,352,863

Net Increase in Net Assets Resulting from Operations	$3,749,476

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	21

Statements of Changes in Net Assets	Master Focus Growth LLC

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012

Operations

Net investment income	$396,613	$356,025
Net realized gain (loss)	7,256,641	(1,686,100)
Net change in unrealized appreciation/depreciation	(3,903,778)	9,764,245

Net increase in net assets resulting from operations.	3,749,476	8,434,170

Capital Transactions

Proceeds from contributions	6,507,042	13,426,986
Value of withdrawals	(14,477,916)	(51,554,380)

Net decrease in net assets derived from capital transactions	(7,970,874)	(38,127,394)

Net Assets

Total decrease in net assets	(4,221,398)	(29,693,224)
Beginning of period	78,814,817	108,508,041

End of period	$74,593,419	$78,814,817

Financial Highlights	Master Focus Growth LLC

	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,								Period December 1, 2007 to August 31, 2008		Year Ended November 30, 2007
			2012		2011		2010		2009
Total Investment Return
Total investment return	4.86%	[1]	9.80%	[2]	24.90%	[2]	9.45%	[2]	(15.36)%	[2]	(6.55)%	[1]	26.17%

Ratios to Average Net Assets
Total expenses	0.75%	[3]	0.76%		0.68%		0.86%		1.01%		0.87%	[3]	0.82%
Total expenses after fees waived	0.55%	[3]	0.56%		0.48%		0.66%		0.81%		0.67%	[3]	0.62%
Net investment income (loss)	1.05%	[3]	0.38%		0.44%	[4]	1.12%	[4]	0.15%		(0.07)%	[3]	(0.20)%

Supplemental Data
Net assets, end of period (000)	$74,593		$78,815		$108,508		$51,525		$49,782		$65,217		$75,086
Portfolio turnover	73%		78%		97%		86%		185%		105%		145%

[1]	Aggregate total investment return.
[2]

Includes proceeds received from a settlement of litigation, which impacted the Master LLC’s total return. Not including these proceeds, the Master LLC’s total return would have been 8.66% for the year ended August 31, 2012, 23.49% for the year ended August 31, 2011, 6.90% for the year ended August 31, 2010 and (27.33)% for the year ended August 31, 2009.

[3]	Annualized.
[4]

Includes interest on the proceeds received from a settlement of litigation, which impacted the Master LLC’s ratio of net investment income (loss) to average net assets. Not including this interest, the Master LLC’s ratio of net investment income (loss) to average net assets would have been 0.34% for the year ended August 31, 2011 and 0.29% for the year ended August 31, 2010.

See Notes to Financial Statements.

22	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Notes to Financial Statements (Unaudited)	Master Focus Growth LLC

1. Organization and Significant Accounting Policies:

Master Focus Growth LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the

Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Master LLC’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.

Income Taxes: The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Consolidated Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	23

Notes to Financial Statements (continued)	Master Focus Growth LLC

that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended February 28, 2013, the amount waived was $330.

The Manager contractually agreed to waive the administration fees of BlackRock Focus Growth Fund, Inc. (“Focus Growth”) and/or the investment advisory fees of the Master LLC, as necessary to reduce the sum of the administration fee (as a percentage of the average daily net assets of the Focus Growth) and investment advisory fee (as a percentage of the average daily net assets of the Master LLC) by 0.20%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2014 unless approved by the Board, including a majority of the Independent Directors. For the six months ended February 28, 2013, the Master LLC waived $75,421, which is included in fees waived by Manager in the Statement of Operations.

The Manager contractually agreed to waive or reimburse fees or expenses of Focus Growth and/or the Master LLC to the extent necessary in order to limit the expenses of Focus Growth (after accounting for the waiver described above and excluding dividend expenses, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of daily net assets of the Focus Growth as follows: 2.00% for Institutional Shares, 2.25% for Investor A Shares and 3.00% for Investor B and Investor C Shares. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2014 unless approved by the Board, including a majority of the Independent Directors. For the six months ended February 28, 2013, the Master LLC had no fees waived or reimbursed to limit the expenses of Focus Growth.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the six months ended February 28, 2013, the Master LLC reimbursed the Manager $430 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2013, were $55,318,831 and $61,762,191, respectively.

4. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master LLC may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate

24	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Notes to Financial Statements (concluded)	Master Focus Growth LLC

(“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2012. The Master LLC did not borrow under the credit agreement during the six months ended February 28, 2013.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). Because the Master LLC invests in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

As of February 28, 2013, the Master LLC invested a significant portion of its assets in securities in the IT and consumer discretionary sectors. Changes in economic conditions affecting the IT and consumer discretionary sectors would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

6. Subsequent Events.

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Master LLC became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Master LLC can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	25

Officers and Directors

Robert M. Hernandez, Chairman of the Board and     Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive

    Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer

    and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

26	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	27

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

28	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Long/Short Equity Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock Index Equity Portfolio	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock India Fund	BlackRock Science & Technology
BlackRock Disciplined Small Cap Core Fund	BlackRock International Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Secured Credit Portfolio	BlackRock World Income Fund
BlackRock GNMA Portfolio
Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2040	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2045	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2055	2030	2055
BlackRock Strategic Risk Allocation Fund	2035		2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2013	29

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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BLACKROCK®

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date:	May 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date:	May 1, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date:	May 1, 2013

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